UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2010
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Caterpillar Inc. (the “Company”) held on June 9, 2010, stockholders approved an amended version of the Company’s 2006 Long-Term Incentive Plan (the “Plan”).  The amendments to the Plan (i) increase the number of shares authorized for issuance under the Plan by 20,000,000 shares; (ii) increase the limitation on the number of authorized shares that may be issued as restricted stock, restricted stock units and performance shares; (iii) expressly prohibit the exchange of underwater options and/or stock appreciation rights for cash; (iv) further restrict the Plan’s definition of change of control; (v) clarify that shares withheld for the payment of taxes will not be made available for additional grants; and (vi) make certain other clarifications to the Plan provisions.

The Company’s Board of Directors (the “Board”) unanimously approved the amended version of the Plan on April 6, 2010, subject to stockholder approval.  A description of the amendments to the Plan is included in the Company’s 2010 Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 19, 2010 under the heading “Proposal 3 – Amend 2006 Long-Term Incentive Plan.”  The description of the Plan is incorporated herein by reference and is qualified in its entirety by reference to the full text of the amended Plan, which was filed as Appendix A of the Proxy Statement and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In addition to the amendments to the Company’s Articles of Incorporation and Bylaws described in the Proxy Statement and voted upon by stockholders as described in Item 5.07 below, on June 9, 2010, the Board adopted amendments to the Company’s Bylaws effective June 9, 2010.  Article IV, Section 1 of the Bylaws, which requires the Chairman of the Board to be the Chief Executive Officer of the Company, was amended to allow for the temporary separation of these roles for a period not to exceed six months commencing upon the effective date of the election of a new Chief Executive Officer.  Article IV, Section 1 of the Bylaws had also stated that a Vice President would be designated the Chief Financial Officer and was amended to reflect the Company’s streamlined corporate structure.  This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of Article IV, Section 1 of the Bylaws, as amended, which is attached hereto as Exhibit 3.2.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 9, 2010, for the purpose of electing directors and voting on the proposals described below.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management's solicitation.  A plurality vote of the shares present at the meeting was required for election of directors.  Company proposals to amend the Restated Certificate of Incorporation and Bylaws required the affirmative vote of no less than 75 percent of the outstanding shares.  All other actions presented for a vote of the stockholders at the Annual Meeting required an affirmative vote of the majority of shares present or represented at the meeting and entitled to vote.  Abstentions had the effect of a vote against matters other than director elections.  Broker non-votes did not have an effect on any proposals presented for stockholder vote.  At least one-third of the stockholders were present in person or by proxy at the meeting and constituted a quorum.

Proposal 1 - Election of Directors All director nominees as listed in the Proxy Statement were ELECTED with the following vote:
	Shares Voted "FOR"	Shares "WITHHELD"	Broker Non-Votes
John T. Dillon	433,201,278	13,472,997	92,874,722
Juan Gallardo	435,845,850	10,828,425	92,874,722
William A. Osborn	439,331,753	7,342,522	92,874,722
Edward B. Rust, Jr.	436,967,641	9,706,634	92,874,722
Susan C. Schwab	439,266,852	7,407,423	92,874,722
The Class I directors received an average affirmative vote of 97.82%.

Proposal 2 - Ratification of the Company’s Independent Registered Public Accounting Firm
A Company proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm received the affirmative vote of 98.16% of the shares present and entitled to vote at the meeting and PASSED with the following vote:

Shares Voted "FOR"	Shares Voted "AGAINST"	Shares "ABSTAINING"	Broker Non-Votes
529,614,647	8,259,934	1,674,415	N/A

Proposal 3 - Company Proposal – Amend 2006 Long-Term Incentive Plan
A Company proposal requesting stockholders to approve amendments to the Company’s 2006 Long-Term Incentive Plan received the affirmative vote of 73.35% of the shares present and entitled to vote at the meeting and PASSED with the following vote:

Shares Voted "FOR"	Shares Voted "AGAINST"	Shares "ABSTAINING"	Broker Non-Votes
327,647,933	115,022,088	4,004,254	92,874,722

Proposal 4 - Company Proposal – Amend Restated Certificate of Incorporation and Bylaws to Provide for Annual Election of Directors
A Company proposal requesting stockholders to approve amendments to the Articles of Incorporation and Bylaws to provide for the annual election of directors received the affirmative vote of 83.18% of the outstanding shares of the Company and PASSED with the following vote:

Shares Voted "FOR"	Shares Voted "AGAINST"	Shares "ABSTAINING"	Broker Non-Votes
522,514,694	13,432,660	3,601,642	N/A

Proposal 5 - Company Proposal – Amend Restated Certificate of Incorporation and Bylaws to Eliminate Supermajority Voting Requirements
A Company proposal requesting stockholders to approve amendments to the Articles of Incorporation and Bylaws to eliminate supermajority voting requirements received the affirmative vote of 82.67% of the outstanding shares of the Company and PASSED with the following vote:

Shares Voted "FOR"	Shares Voted "AGAINST"	Shares "ABSTAINING"	Broker Non-Votes
519,307,136	17,089,676	3,152,185	N/A

Proposal 6 - Stockholder Proposal – Independent Chairman of the Board
A stockholder proposal requesting that the Company adopt as policy that the Chairman of the Board not be the Chief Executive Officer or anyone reporting, directly or indirectly, to the Chief Executive Officer, received the affirmative vote of 17.10% of the shares present and entitled to vote at the meeting and FAILED TO PASS with the following vote:

Shares Voted "FOR"	Shares Voted "AGAINST"	Shares "ABSTAINING"	Broker Non-Votes
76,398,018	367,501,600	2,774,656	92,874,722

Proposal 7 - Stockholder Proposal – Review of Global Corporate Standards
A stockholder proposal requesting the Board to review and amend, where applicable, the Company’s policies related to human rights that guide international and U.S. operations received the affirmative vote of 20.67% of the shares present and entitled to vote at the meeting and FAILED TO PASS with the following vote:

Shares Voted "FOR"	Shares Voted "AGAINST"	Shares "ABSTAINING"	Broker Non-Votes
92,308,028	281,565,450	72,800,797	92,874,722

Proposal 8 - Stockholder Proposal – Special Stockholder Meetings
A stockholder proposal requesting that the Company amend its Bylaws and other governing documents to give holders of 10% of its outstanding common stock the power to call a special stockholder meeting received the affirmative vote of 33.95% of the shares present and entitled to vote at the meeting and FAILED TO PASS with the following vote:

Shares Voted "FOR"	Shares Voted "AGAINST"	Shares "ABSTAINING"	Broker Non-Votes
151,656,177	291,329,323	3,688,774	92,874,722

Item 7.01.	Regulation FD Disclosure.

On June 8, 2010, the Company issued a press release announcing its updated strategy, focused on the execution of its proven business model.  The Company noted that it would provide further details about the strategy to investors at its analyst meeting in New York on August 19, 2010.  A copy of the release is furnished as Exhibit 99.1.

On June 9, 2010, the Board declared a quarterly cash dividend of forty-four cents ($0.44) per share of Company common stock, payable August 20, 2010 to stockholders of record at the close of business on July 20, 2010.  The $0.44 dividend is an increase of two cents (5 percent) from the previous quarter’s dividend of $0.42.  On the same date, the Company issued a press release announcing the dividend declaration.  A copy of the release is furnished as Exhibit 99.2.

The information in Exhibit 99.1 and Exhibit 99.2 of Item 9.01 is being furnished, not filed.  Accordingly, the information in these exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.  Furthermore, the information in these exhibits will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

The information in Exhibit 99.1 and Exhibit 99.2 of Item 9.01 is being furnished, not filed.  Accordingly, the information in these exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.  Furthermore, the information in these exhibits will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

(d)	Exhibits:
(1)	3.2	Article IV, Section 1 of the Bylaws of Caterpillar Inc., as amended.
(2)	99.1	Caterpillar Inc. press release dated June 8, 2010 regarding updated strategy.
(3)	99.2	Caterpillar Inc. press release dated June 9, 2010 regarding dividend declaration.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

June 11, 2010	By:	/s/James B. Buda
James B. Buda
Vice President, Chief Legal Officer and Secretary